                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                               -----------


                                FORM 8-K

                             CURRENT REPORT



                PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  NOVEMBER 25, 1997
                                                 -----------------------------


                              CYGNUS, INC.
------------------------------------------------------------------------------
            (Exact name of registrant as specified in charter)


         DELAWARE                     0-18962                   94-2978092
------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


400 PENOBSCOT DRIVE, REDWOOD CITY, CALIFORNIA                      94063-4719
------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code       (650) 369-4300
                                                   ---------------------------


                              NOT APPLICABLE
------------------------------------------------------------------------------
       (Former name or former address, if changed since last report)

Item 5   OTHER EVENTS
------   ------------

         On November 25, 1997, Cygnus, Inc. issued a press release announcing the results of research clinical studies conducted on its GlucoWatch glucose monitoring system. Cygnus, Inc. also issued a second press release, announcing its intent to conduct a public offering of its convertible subordinated notes. Copies of such press releases are attached hereto as
Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.


Item 7   FINANCIAL STATEMENTS AND EXHIBITS
------   ---------------------------------

    (c)  Exhibits.    The following documents are filed as exhibits to this
         ---------    report:

          99.1 Press Release, dated November 25, 1997, issued by Cygnus, Inc. announcing the results of research clinical studies.

          99.2 Press Release, dated November 25, 1997, issued by Cygnus, Inc. announcing a proposed public offering of convertible subordinated notes.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CYGNUS, INC.
                                      (Registrant)


Date:  November 25, 1997              By:    /s/ John C. Hodgman
                                          --------------------------------
                                          John C. Hodgman
                                          Title:  Chief Financial Officer

                                EXHIBIT INDEX

Exhibit         Description
-------         -----------

99.1 Press Release, dated November 25, 1997, issued by Cygnus, Inc. announcing the results of research clinical studies.

99.2 Press Release, dated November 25, 1997, issued by Cygnus, Inc. announcing a proposed public offering of convertible subordinated notes.